UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

October 29, 2009

TECO ENERGY, INC.

(Exact name of registrant as specified in its charter)

Florida	1-8180	59-2052286
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

702 North Franklin Street, Tampa Florida	33602
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (813) 228-1111

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02:	Results of Operations and Financial Condition

See the Press Release dated October 30, 2009 furnished as Exhibit 99.1 and incorporated herein by reference, reporting on TECO Energy, Inc.’s financial results for the three months and nine months ended September 30, 2009.

Section 5 – Corporate Governance and Management

Item 5.03 – Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) On October 29, 2009, the Board of Directors of TECO Energy, Inc. approved amendments to Sections 2.6, 2.7 and 3.2 of the Bylaws, effective immediately, to change the voting standard for the election of directors and other matters properly brought before shareholder meetings. The amendment to Section 3.2 provides that, except in the case of contested elections, a director is elected by a majority vote. Section 3.2, as amended, provides that a majority vote means the number of votes cast in favor of the nominee exceeds the number of votes cast against that nominee’s election. Abstentions and broker non-votes will not count as a vote cast with respect to a nominee. In the case of contested elections, the amendment to Section 3.2 provides that directors shall be elected by a plurality of the votes cast. A contested election is defined as an election with respect to which, as of 10 days prior to the date the Corporation first mails the notice of such meeting to shareholders, there are more nominees for election than positions on the Board of Directors to be filled by election at the meeting.

The amendments to Sections 2.6 and 2.7 move the voting standard for matters brought before shareholder meetings (other than the election of directors) from Section 2.6 to Section 2.7, and changes that voting standard to provide that a matter is approved if the votes cast in favor exceed the votes cast against such matter. Abstentions and broker non-votes will not count as a vote cast with respect to any matter. Prior to these amendments, the voting standard for approval of all matters properly brought before a meeting of the Corporation’s shareholders, including the election of directors, was a majority of the stock represented at such meeting.

The foregoing description of the amendments to the bylaws is qualified in its entirety by reference to the full text of the bylaws, as amended, which are attached as Exhibit 3.1 and incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01: Financial Statements and Exhibits

(d) Exhibits

3.1	Bylaws of TECO Energy, Inc., as amended effective October 29, 2009.

99.1	Press Release dated October 30, 2009 reporting on TECO Energy, Inc.’s financial results for the three months and nine months ended September 30, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 30, 2009	TECO ENERGY, INC.
(Registrant)

/S/ S. W. CALLAHAN
S. W. CALLAHAN
Vice President-Finance and Accounting and Chief Financial Officer
(Chief Accounting Officer) (Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description of Exhibits

3.1	Bylaws of TECO Energy, Inc., as amended effective October 29, 2009.

99.1	Press Release dated October 30, 2009 reporting on TECO Energy, Inc.’s financial results for the three months and nine months ended September 30, 2009.